UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Jennison Natural Resources Fund, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JENNISON NATURAL RESOURCES FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

April 21, 2006

Dear Shareholder:

I am inviting you to vote on a proposal relating to the investments that your Fund may make. A shareholder meeting of the Fund is scheduled for June 26, 2006. This package contains information about the proposal and includes materials you will need to vote.

The Board of Directors of the Fund has reviewed the proposal and has recommended that the proposal be presented to you for consideration. Although the Directors have determined that the proposal is in your best interest, the final decision is yours.

To help you understand the proposal, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description of the proposal.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•  By Internet. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

•  By telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with a broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

If you have any questions before you vote, please call us at 1-888-467-9412. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

  Judy A. Rice
  President

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the following issue:

• to approve a change to the Fund's fundamental investment restriction relating to industry concentration (the "Proposal"). If the Proposal is approved by the Fund's shareholders, the Fund will concentrate its investments in securities of companies in the natural resources group of industries.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGE TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

A. The Board does not believe that the proposed change to the fundamental investment restriction relating to industry concentration will result in a major restructuring of the Fund's investment portfolio. The change will allow the Fund greater flexibility to respond to investment opportunities.

Q. WHAT IS A "FUNDAMENTAL" INVESTMENT RESTRICTION, AND WHY IS IT PROPOSED THAT IT BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a fund's investment policies that can be changed only by a shareholder vote. The law requires certain investment policies to be designated as fundamental, including the investment policy relating to industry concentration.

The Board believes that the fundamental restriction that is proposed to be changed should be changed to provide greater investment flexibility for the Fund.

Q. DOES THE PROPOSED CHANGE MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A. No.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THE PROPOSAL?

A. Approval of the Proposal requires the affirmative vote of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the vote of (1) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding voting securities, whichever is less.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we believe we may not receive sufficient votes to hold the meeting, we or MIS, an ADP Company that is a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the Proposal by the time of the shareholder meeting at 11:00 a.m. on June 26, 2006, the meeting may be adjourned to permit further solicitation of proxy votes. See "Voting Information" for more information regarding circumstances under which the meeting may be adjourned.

Q. HAS THE FUND'S BOARD APPROVED THE PROPOSAL?

Yes. The Fund's Board has approved the Proposal and recommends that you vote to approve it.

Q. HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of the Fund on the record date. The record date is March 31, 2006.

Q. HOW DO I VOTE MY SHARES?

A. You may vote in any of several different ways. You may vote by attending the shareholder meeting scheduled for June 26, 2006, or you can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Prudential at 1-888-467-9412.

You may also vote via the Internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

Finally, you can vote by telephone. If your Fund shares are held in your own name, call 1-800-690-6903 toll free. If your Fund shares are held on your behalf in a brokerage account with a broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q. HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President" underneath the name of the company.

The attached proxy statement contains more detailed information about the Proposal. Please read it carefully.

2

JENNISON NATURAL RESOURCES FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
June 26, 2006

To Our Shareholders:

A meeting of the shareholders of Jennison Natural Resources Fund, Inc. (the "Meeting") will be held at the offices of Prudential Investments LLC ("PI"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on June 26, 2006 at 11:00 a.m. Eastern Daylight Time. The purpose of the Meeting is to consider and act upon the following proposal:

To approve a change to the Fund's fundamental investment restriction relating to industry concentration (the "Proposal"). If the Proposal is approved by the Fund's shareholders, the Fund will concentrate its investments in securities of companies in the natural resources group of industries.

You are entitled to vote at the Meeting, and at any adjournments thereof, if you owned shares at the close of business on March 31, 2006. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope or vote by Internet or telephone.

By order of the Board,

  Deborah A. Docs
  Secretary
  Jennison Natural Resources Fund, Inc.

Dated: April 21, 2006.

A proxy card for the Fund is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. You can also vote your shares through the Internet or by telephone using the 12-digit "control" number that appears on the enclosed proxy card and following the simple instructions. The Board of the Fund recommends that you vote "FOR" the Proposal.

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JENNISON NATURAL RESOURCES FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on June 26, 2006

This proxy statement is being furnished to holders of shares of Jennison Natural Resources Fund, Inc (the "Fund") in connection with the solicitation by its Board of a proxy to be used at a meeting (the "Meeting") of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on June 26, 2006, at 11:00 a.m. Eastern Daylight Time, or at any adjournment or adjournments thereof. This proxy statement is being first mailed to shareholders on or about April 21, 2006.

The Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is organized as a Maryland corporation. The shares of common stock of the Fund are referred to as "Shares," the holders of the Shares are "Shareholders," the Fund's board of directors is referred to as the "Board," and the directors are "Board Members" or "Directors" (collectively referred to as "Directors").

Prudential Investments LLC ("PI" or the "Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Fund's Manager under a management agreement with the Fund (the "Management Agreement"). Investment advisory services are provided to the Fund by PI through a subadvisory agreement with Jennison Associates LLC ("Jennison" or the "Subadviser"), 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management Services LLC ("PIMS" or the "Distributor"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC ("PMFS"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. As of December 31, 2005, PI served as the investment manager to U.S. and offshore open-end investment companies and as the administrator to closed-end investment companies with aggregate assets of approximately $94.9 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

VOTING INFORMATION

The presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares present and entitled to vote at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposal in favor of the adjournment of the Meeting and will vote those proxies required to be voted AGAINST the Proposal against the adjournment of the Meeting. A shareholder vote may be taken on the Proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby will be considered present for purposes of determining a quorum but will have the effect of a vote against the Proposal (or proposed adjournments on the Proposal) because approval of the Proposal requires approval of a majority of the outstanding voting securities under the 1940 Act or applicable state law.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the Proposal described in this proxy statement and referenced on the proxy card. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy or by attending the Meeting and casting your vote in person. To be effective your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number.

The close of business on March 31, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for the Fund as of the record date is set forth below:

Class A	Class B	Class C	Class Z	Total
16,069,167	6,036,899	8,482,246	4,849,574	35,437,886

The Proposal does not require separate voting by class. Each Share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund as of March 31, 2006. A listing of persons who owned beneficially 5% or more of any class of the Shares of the Fund as of March 31, 2006 is contained in Exhibit A.

Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to Shareholders. Shareholders of the Fund may obtain without charge additional copies of the Fund's annual and semi-annual reports by writing the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, or by calling 1-800-225-1852 (toll free).

Each full Share of the Fund outstanding is entitled to one vote, and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to the matter to be voted upon by the Shareholders of the Fund. Information about the vote necessary with respect to the Proposal is discussed below in connection with the Proposal.

Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the Shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

TO APPROVE A CHANGE TO ONE OF THE FUNDAMENTAL INVESTMENT
RESTRICTIONS AND POLICIES

PROPOSAL

Background

The Board of the Fund has approved, and recommends that shareholders of the Fund approve, a change to the Fund's fundamental investment restriction relating to industry concentration (the "Proposal").

The Fund has adopted fundamental investment restrictions and policies regarding the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve a change to one of the Fund's fundamental investment restrictions and policies in order to provide the Fund's Manager and Subadviser with additional flexibility to pursue the Fund's investment objective.

Risks: The proposed change in fundamental investment restriction is intended to provide the Fund's Manager and Subadviser with flexibility in pursuing the Fund's investment objective to respond to future investment opportunities. The proposed change is not expected, however, to generally modify the way the Fund is currently managed. Certain specific risks associated with the proposed fundamental investment restriction change are described below. However, the Manager does not anticipate that the proposed change will materially change either the level or nature of risk associated with investing in the Fund. If the proposed change is approved by shareholders, the Fund will interpret the new restriction in light of existing and future exemptive orders, SEC releases, no-action letters or similar relief or interpretations.

Although the Fund does not currently concentrate its investments in a particular industry or group of industries, it currently may do so for temporary defensive purposes. If this occurs, the Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service. If shareholders approve the proposed change in fundamental investment policy, the Fund will concentrate its investments in the natural resources group of industries.

Specific Recommendation

Currently, as a matter of fundamental investment policy:

"The Fund may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

The Board proposes, subject to shareholder approval, replacing this policy with the following fundamental investment policy:

"The Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Fund's total assets (determined at the time of investment) would be invested in any one industry; provided however that the Fund will concentrate its investments (i.e., will invest at least 25% of its assets under normal circumstances) in securities of companies in the natural resources group of industries."

Following is an explanation of why the Board is asking you to make this change.

Removing industry concentration limitation

The Board of Directors of the Fund is asking shareholders to authorize a change to the investment restriction of the Fund relating to industry concentration. Jennison, as the Fund's Subadviser, believes that permitting the Fund to implement the change described above would provide the Fund with additional investment flexibility, enabling it to take full advantage of investment opportunities within the natural resources sector. This proposed change would be consistent with the Fund's investment objective of long-term growth of capital and would provide Jennison with maximum flexibility to implement its investment process for the long-term benefit of the Fund's shareholders. The primary investment strategy of the Fund would remain the same.

Currently, as set forth in the Fund's Statement of Additional Information ("SAI"), the Fund is prohibited from purchasing any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (with certain limited exceptions). This is a fundamental policy of the Fund and can be modified only with shareholder approval. For purposes of this investment restriction, the Fund is authorized to rely on the Global Industry Classification Standards (GICS) published by Standard & Poor's in determining industry classification. Consistent with the Fund's prospectus, Jennison, as the Fund's Subadviser, uses the GICS sub-industry classifications to monitor the 25% limitation. Jennison's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval. The Board wishes to seek shareholder approval for an exception to the 25% limitation for investments in companies in the natural resources group of industries.

The Proposal is based primarily on Jennison's analysis that the natural resources market is itself very concentrated in certain industries. For example, Jennison recently estimated that over 40% of the world's natural resources market capitalization is within the "Integrated Oil & Gas" GICS industry classification. This level of concentration illustrates the high degree to which potential investment opportunities exist within a given industry within the natural resources sector. The current 25% industry limitation prevents Jennison from taking full advantage of these potential opportunities, creating possible limits on the Fund's ability to maximize returns for shareholders.

The proposed fundamental investment policy restriction outlined above is similar to the investment restriction applicable to four other sector funds that Jennison manages for PI. In each of these four other sector funds, the industry concentration restriction does not apply to the particular sector in which the sector fund operates. Thus, Jennison Health Sciences Fund is subject to a 25% industry limitation for all industries other than the health sciences group of industries. Similarly, Jennison Financial Services Fund is subject to a 25% industry limitation for all industries other than the financial services group of industries. In addition, Jennison Technology Fund is subject to a 25% industry limitation for all industries other than the technology group of industries. The Jennison Utility Fund is subject to a 25% industry limitation for all industries other than the utility group of industries.

Thus, the Manager and Jennison believe that failure to carve out the natural resources group of industries from the current 25% industry concentration restriction limits Jennison's ability to take full advantage of natural resources investment opportunities and could potentially interfere with the efficient management of the Fund in accordance with its investment objective, to the potential detriment of shareholders.

The Board and the Manager strongly believe that approval of the Proposal will enhance the Fund's ability to pursue its objective to the benefit of shareholders and is consistent with how other natural resources sector funds, and other sector funds, in general, are managed.

For these reasons, the Manager and the Board recommend that shareholders approve the proposed change in fundamental policy relating to industry concentration.

Required Vote

Approval of the Proposal requires the affirmative vote of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the vote of (1) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding voting securities, whichever is less.

THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

ADDITIONAL INFORMATION

The costs associated with this proxy statement, including printing, mailing, and soliciting proxies, which are estimated at approximately $460,000, will be borne by the Fund.

Available Information

Jennison Natural Resources Fund, Inc. is subject to the Investment Company Act of 1940, as amended and in accordance with this law, files reports, proxy material and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements, proxy material and other information can be inspected and copied at the Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Jennison Natural Resources Fund, Inc., c/o Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

The Fund will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of the Fund not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting or be brought before such meeting without being included in the proxy statement.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meeting other than the matter set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund, taking into account all relevant circumstances.

  Deborah A. Docs
  Secretary

April 21, 2006

It is important that you execute and return your proxy promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Five Percent Shareholder Report

Exhibit A

Five Percent Shareholder Report

As of March 31, 2006, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of any class of the Fund.

As of March 31, 2006, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of the Fund are as listed below.

Registration	Address	Class/Shares	Percent
Charles Schwab Co	101 Montgomery St San Francisco, CA 94104	A/1,018,845	6.3%
Citigroup Global Markets Inc House Account Attn: Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	B/388,491	6.4%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	B/367,023	6.1%
Citigroup Global Markets Inc House Account Attn: Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	C/1,088,279	12.8%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	C/2,143,572	25.3%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit of Its Customers	4800 Deer Lake Drive East Jacksonville, FL 32246	Z/831,523	17.1%
Prudential Investment FBO Mutual Fund Clients ATTN PRUCHOICE Unit	100 Mulberry St Newark, NJ 07102	Z/2,101,031	43.3%
Charles Schwab Co	101 Montgomery St San Francisco, CA 94104	Z/1,896,090	39.1%
Wachovia Securities, LLC*		A/4,239,220 B/2,966,826 C/2,812,789	26.4% 49.1% 33.2%

*  record holder for beneficial owners

A-1

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Jennison Natural Resources Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY

Special Meeting of Shareholders -
June 26, 2006, 11:00 a.m. Eastern Daylight Time

This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jonathan D. Shain, Grace Torres and Katherine P. Feld as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Jennison Natural Resources Fund, Inc. held of record by the undersigned on March 31, 2006 at the Meeting to be held on June 26, 2006 or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted in the manner directed herein by the undersigned shareholder. The proxy will be voted for the Proposal, if you do not specify otherwise. Please refer to the proxy statement dated April 21, 2006 for discussion of the Proposal.

If voting by mail, please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

PRUDENTIAL INVESTMENTS LLC	To vote by Telephone
GATEWAY CENTER THREE 100 MULBERRY STREET	1)	Read the Proxy Statement and have the proxy card below at hand.
NEWARK, NJ 07102-4077	2)	Call 1-800-690-6903 if Fund shares are held in your own name.
Call 1-800-454-8683 if the Fund shares are held on your behalf in a brokerage account.
	3)	Follow the instructions.

To vote by Internet
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to the Website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	JDRYN1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

JENNISON NATURAL RESOURCES FUND, INC.

The Board of Directors Recommends a Vote FOR the Proposal.

		For	Against	Abstain

1.	To approve a change to the Fund’s fundamental investment restriction relating to industry concentration.	☐	☐	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date